SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2018

iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-36414	77-0259 335
(Commission File Number)	(I.R.S. Employer Identification No.)

8 Crosby Drive, Bedford, MA	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

iRobot Corporation (the “Company”) held its annual meeting of stockholders on May 23, 2018 to consider and vote on the matters listed below. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2018. The final voting results from the meeting are set forth below.

Proposal 1

Colin M. Angle and Deborah G. Ellinger were elected as Class I members to the board of directors of the Company (the “Board of Directors”), each to serve for a three-year term and until his or her successor has been duly elected and qualified, or until his or her earlier resignation or removal. Votes were as follows:

Name	For	Withheld	Broker Non-Votes
Colin M. Angle	14,877,944	181,517	6,363,508
Deborah G. Ellinger	14,903,192	156,269	6,363,508

Proposal 2

The appointment of the accounting firm of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the 2018 fiscal year was ratified. Votes were as follows:

For	Against	Abstentions
20,930,207	355,190	137,972

Proposal 3

The amendments to the Company’s amended and restated certificate of incorporation to eliminate supermajority voting standards were not approved, as the affirmative vote of 75% of the outstanding shares entitled to vote was required for approval. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
14,914,013	86,022	59,826	6,363,508

Proposal 4

The amendments to the Company’s amended and restated certificate of incorporation to declassify the Board of Directors were not approved, as the affirmative vote of 75% of the outstanding shares entitled to vote was required for approval. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
14,932,946	57,771	69,144	6,363,508

Proposal 5

The amendments to the Company’s amended and restated certificate of incorporation to eliminate the prohibition on stockholders’ ability to call a special meeting were not approved, as the affirmative vote of 75% of the outstanding shares entitled to vote was required for approval. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
14,945,267	62,032	52,562	6,363,508

Proposal 6

The iRobot Corporation 2018 Stock Option and Incentive Plan was approved. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
14,243,304	723,478	93,079	6,363,508

Proposal 7

The non-binding, advisory proposal to approve the compensation of our named executive officers was approved. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
14,559,216	388,799	111,846	6,363,508

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iRobot Corporation

May 24, 2018	By:	/s/ Glen D. Weinstein
	Name:	Glen D. Weinstein
	Title:	Chief Legal Officer and Secretary